SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------
                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported) March 5, 2004
                         Commission File Number 000-50583
                              BioVeris Corporation
                           (Exact name of registrant)

       Delaware                                       80-0076765
 (State of organization)                  (I.R.S. Employer Identification No)

               16020 Industrial Drive, Gaithersburg Maryland 20877
              (Address of principal executive offices and zip code)

                                 (301) 869-9800
                         (Registrant's telephone Number)






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Item 4. Changes in Registrant's Certifying Accountant

On March 5, 2004, the Audit Committee of the Board of Directors of BioVeris Corporation (the Company) engaged PricewaterhouseCoopers LLP as the Company's new independent accountants to replace Deloitte & Touche LLP. The Audit Committee decided to solicit proposals from independent accounting firms, prior to the commencement of the audit for the Company's fiscal year ending March 31, 2004. After receiving these proposals and considering a variety of factors, the Audit Committee voted to dismiss Deloitte & Touche LLP and engage PricewaterhouseCoopers LLP as the Company's new independent accountants.

The report of Deloitte & Touche LLP on the consolidated financial statements of the Company for the fiscal years ended March 31, 2003 and 2002 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits, including those for the two most recent fiscal years and through March 5, 2004, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in their report on the Company's consolidated financial statements for such years.

During the two most recent fiscal years and through March 5, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1) (v)).

The Company provided Deloitte & Touche LLP with a copy of the disclosures to be included in Item 4 of this Form 8-K and requested that Deloitte & Touche LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the statements made in Item 4. Attached as Exhibit 16 is a copy of a letter from Deloitte & Touche LLP, dated March 11, 2004.

During the two most recent fiscal years and through March 5, 2004, the Company has not consulted with PricewaterhouseCoopers LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice provided that PricewaterhouseCoopers LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.







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Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

          Not Applicable.

(b) Pro Forma Financial Information.

          Not Applicable.

(c) Exhibits.



Exhibit No      Exhibit Description

16 Letter from Deloitte & Touche LLP (filed herewith) to the Securities and Exchange Commission dated March 11, 2004.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioVeris Corporation (Registrant)

                                 By:   /s/ Samuel J. Wohlstadter
                                  -----------------------------
                                  Samuel J. Wohlstadter
                                  Chief Executive Officer


Date:  March 11, 2004






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